SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)        May 26, 2004

                          Varian Medical Systems, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                     1-7598                    94-2359345
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(State or Other Jurisdiction      (Commission File             (IRS Employer
      of Incorporation)               Number)                Identification No.)

3100 Hansen Way, Palo Alto, CA                                   94304-1030
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code             (650) 493-4000

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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Item 5. Other Events and Regulation FD Disclosure.

On May 26, 2004, Varian Medical Systems, Inc. issued a press release regarding Susan L. Bostrom Appointed To New Seat on Board of Directors for Varian Medical Systems. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press Release dated May 26, 2004 regarding Susan L. Bostrom Appointed To New Seat on Board of Directors for Varian Medical Systems.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Varian Medical Systems, Inc.


                                       By:    /s/ JOSEPH B. PHAIR
                                              --------------------------------
                                       Name:  Joseph B. Phair
                                       Title: Vice President, Administration,
                                              General Counsel and Secretary

Dated: May 26, 2004


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                                  EXHIBIT INDEX

Number                               Exhibit
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 99.1     Press Release dated May 26, 2004 regarding Susan L. Bostrom Appointed
          To New Seat on Board of Directors for Varian Medical Systems.